                            JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act, as amended, the undersigned hereby agree to the joint filing on behalf of each of them on a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $.01 per shares, of Truevision, Inc. and that this Agreement be included as an Exhibit to such joint filing.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 30th day of September, 1996.


                         21ST CENTURY COMMUNICATIONS PARTNERS, L.P.

                         By: Sandler Investment Partners, L.P., general partner
                         By: Sandler Capital Management, general partner
                         By: ARH Corp., general partner

                         By: /s/ Harvey Sandler
                             ______________________________


                         21ST CENTURY COMMUNICATIONS T-E PARTNERS, L.P.

                         By: Sandler Investment Partners, L.P., general partner
                         By: Sandler Capital Management, general partner
                         By: ARH Corp., general partner

                         By: /s/ Harvey Sandler
                             _________________________________


                         21ST CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.

                         By: Sandler Investment Partners, L.P., general partner
                         By: Sandler Capital Management, general partner
                         By: ARH Corp., general partner

                         By: /s/ Harvey Sandler
                             __________________________________

                             /s/ Michael J. Marocco
                             ____________________________________
                               Michael J. Marocco, Individually


                             /s/ Barry Lewis
                             ____________________________________
                               Barry Lewis, Individually


                             /s/ John Kornreich
                             ____________________________________
                               John Kornreich, Individually


                             /s/ Harvey Sandler
                             ____________________________________
                               Harvey Sandler, Individually


                             /s/ Andrew Sandler
                             ____________________________________
                               Andrew Sandler, Individually


                             /s/ Barry Rubenstein
                             ____________________________________
                               Barry Rubenstein, Individually


                             /s/ Irwin Lieber
                             _____________________________________
                               Irwin Lieber, Individually


                             /s/ Barry Fingerhut
                             _____________________________________
                               Barry Fingerhut, Individually




                                 Page 25 of 25